UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

Item 7.01 Regulation FD Disclosure.

     On November 15, 2004, American Express Company (the "Company") announced the filing of a lawsuit against Visa, MasterCard and eight major banks that are members of the two card associations. The suit seeks monetary damages for the business lost as a result of the illegal, anti-competitive practices of the card associations in the bank-issued card business in the United States. Information contained in such press release is furnished herein in Exhibit
99.1 and is hereby incorporated by reference.


Exhibit

99.1 Press Release, dated November 15, 2004, of American Express Company announcing the filing of a lawsuit against Visa, MasterCard and eight major banks that are members of the two card associations.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   November 15, 2004

                                 EXHIBIT INDEX

Item No.  Description
--------  -----------
99.1 Press Release, dated November 15, 2004, of American Express Company announcing the filing of a lawsuit against Visa, MasterCard and eight major banks that are members of the two card associations.